Exhibit 10.39

as of March 25, 2015

Swisher Hygiene Inc.
4725 Piedmont Row Drive, Suite 400
Charlotte, NC 28210
Attn: William T. Nanovsky, Chief Financial Officer

Re:
Loan and Security Agreement, dated as of August 29, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Siena Lending Group LLC (the “Lender”), Sanolite Corporation (“Sanolite”), Service Michigan LLC (“Service Michigan”), Service Tampa LLC (“Service Tampa”), Swisher Hygiene Franchise Corp. (“Swisher Franchise”), Swisher Hygiene USA Operations, Inc. (“Swisher USA”), SWSH Arizona MFG., (“SWSH Arizona”), SWSH Daley MFG., Inc. (“SWSH Daley”), SWSH Mount Hood MFG. (“Mount Hood”), Inc., and Swisher International (“Swisher International”, and together with Sanolite, Service Michigan, Service Tampa, Swisher Franchise, Swisher USA, SWSH Arizona, SWSH Daley, and Mount Hood, collectively “Borrower”) and Swisher Hygiene Inc. (“Guarantor”).

Ladies and Gentlemen:

We refer to the Loan Agreement referenced above.  Capitalized terms not otherwise defined in this letter agreement shall have the respective meanings given to them in the Loan Agreement.

Borrower has informed Lender that a Springing DACA Event has occurred and is continuing (the “Springing DACA Event”).  Borrower has requested that Lender waive, solely during the period commencing on the date hereof and ending as of the close of business on April 10, 2015 (the “Waiver Period”) (i) the requirement set forth in Section 4.1 of the Loan Agreement that after the occurrence and continuance of a Springing DACA Event Borrower shall deposit all Collections received by Borrower into one or more Subject DACA Accounts, as directed by Lender, under an arrangement acceptable to Lender with a depository bank acceptable to Lender, pursuant to which all funds deposited into each Springing DACA Account are to be transferred to Lender in such manner, and with such frequency, as Lender shall specify (the “Springing DACA Requirement”) and (ii) the increased weekly-rather-than-monthly reporting requirements set forth in clauses (f) and (i) of Schedule D to the Loan Agreement that  are applicable after the occurrence and during the continuance of a Springing DACA Event (collectively, the “Springing DACA Reporting Requirements”), and Lender has agreed to waive the Springing DACA Requirement and the Springing DACA Reporting Requirements, subject to the terms and conditions contained herein.

Lender hereby waives, solely with respect to the Waiver Period, the Springing DACA Requirement and the Springing DACA Reporting Requirements; provided that at all times during such Waiver Period the sum of (i) the aggregate amount of unencumbered cash on hand in Borrower’s operating accounts plus (ii) Borrower’s Excess Availability shall be not less than $5,500,000.  For the avoidance of doubt, if the conditions of clauses (i) and (ii) of the definition of "Springing DACA Event" are no longer continuing as of the expiration of the Waiver Period, then notwithstanding the terms and conditions of the Loan Agreement, a Springing DACA Event shall not be deemed to exist and Borrowers shall be deemed to have no further obligation to deposit funds into a Springing DACA Account and no further increased weekly-rather-than-monthly reporting obligations with respect to the aforementioned Springing DACA Event.

Borrower hereby acknowledges, represents and warrants that, as of the date hereof and immediately prior to giving effect hereto, the Springing DACA Event has occurred and has not been waived and remains outstanding and continuing under the Loan Agreement, subject to the provisions of the preceding paragraph..  Borrower further represents and warrants that, as of the date hereof, no Default or Event of Default has occurred and remains continuing under the Loan Agreement.

The parties hereby agree that to the extent the conditions of clauses (i) and (ii) of the definition of "Springing DACA Event" are no longer continuing as of the expiration of the Waiver Period such that a Springing DACA Event is no longer continuing under the Loan Agreement, such event shall not count towards any of the limitations contained in the Loan Agreement on how many times Borrower may use a Springing DACA Cure during any calendar year or during the term of the Loan Agreement.

The parties hereby acknowledge and agree that the foregoing waiver of the Springing DACA Requirement and the Springing DACA Reporting Requirements by Lender shall in no way be construed as an agreement to waive any other term or condition of the Loan Documents or any Event of Default under the Loan Agreement that may have occurred prior to the date hereof nor to waive any Event of Default arising after the date hereof.  Lender reserves all of its rights and remedies under the Loan Agreement and the other Loan Documents, under any applicable law or at equity as to any such Events of Default which may exist and any such future Events of Default which may hereafter occur.  Lender’s waiver of the Springing DACA Requirement and the Springing DACA Reporting Requirements shall not create, constitute or imply any obligation or duty (or any course of dealing or course of conduct giving rise to any such obligation or duty) on the part of Lender to waive or agree to forbear with respect to any other term or condition of any Loan Document.

As consideration for Lender’s agreements to grant the waiver set forth herein, Borrower, by its signature below, hereby waives and releases and forever discharges Lender and each of its officers, directors, attorneys, agents, professionals and employees (collectively, the “Releasees”) from any liability, damage, claim, loss or expense of any kind that Borrower may now or hereafter have against any one or more of the Releasees arising out of or relating to (i) this letter agreement (and any documents or agreements being executed in connection herewith), the Loan Agreement or any other Loan Document, (ii) any and all Loans or other extensions of credit made or issued thereunder through the date hereof, (iii) any other Obligations heretofore arising and/or outstanding under the Loan Agreement or any other Loan Document, (iv) any transactions pursuant to or contemplated by or arising from or entered into in connection with this letter agreement (and any documents or agreements being executed in connection herewith), the Loan Agreement or any other Loan Document, any Loans or extensions of credit, or any other Obligation and/or (v) any action (or failure to act) taken (or, as applicable, not taken or taken only after any delay or after satisfaction of any conditions) by any of the Releasees either in connection with any of the foregoing, or as contemplated hereby or by the Loan Agreement or any other Loan Document, or in connection with the negotiation or administration of the this letter agreement, the Loan Agreement or any other Loan Document or the credit facilities made available by Lender to Borrower thereunder, in each case to the extent such liability, damage, claim, loss or expense arises out of events or circumstances occurring and/or existing on or prior to the date hereof.

As further consideration for Lender’s agreements to grant the waiver set forth herein, Borrower shall be obligated to pay to Lender no later than April 1, 2015, a non-refundable fee in cash in the amount of Thirty-Five Thousand Dollars ($35,000) (the “Waiver Fee”).

This letter agreement shall be effective upon the execution and delivery hereof by the parties hereto, and Borrower and Lender agree that this letter agreement shall, upon the execution hereof, be deemed to be incorporated into and constitute a part of the Loan Agreement.  Except as expressly set forth herein, all of the terms, conditions and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and continue unchanged in full force and effect.  This letter agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and delivery of a signature page hereof by telecopy or other electronic means (including email delivery of a PDF copy of such a signature page) shall be effective as delivery of a manually executed counterpart.

Sections 10.1 (Notices), 10.7 (Expenses, Fee and Costs Reimbursement), 10.15 (Governing Law) and 10.16 (Consent to Jurisdiction; Waiver of Jury Trial) are hereby incorporated herein by reference and the terms thereof are agreed to be applicable hereto.  Wherever possible, each provision of this letter agreement shall be interpreted in such manner as to be valid under applicable law.  If any provision is found to be invalid under applicable law, it shall be ineffective only to the extent of such invalidity and the remaining provisions hereof shall remain in full force and effect.  This letter agreement shall be binding upon and inure to the benefit of Borrower and Lender, and their respective successors and assigns, except that Borrower shall have the right to assign its rights or delegate its obligations hereunder.

[SIGNATURES ON FOLLOWING PAGE]

If the terms and conditions of this letter agreement are acceptable to you, please execute and deliver a copy of this letter agreement as indicated below.

Very Truly Yours,

LENDER:

SIENA LENDING GROUP LLC

By:	/s/ Sanicola Steven
Name: Sanicola Steven
Title: Director

By:	/s/ Stephen Fuscaldo
Name: Stephen Fuscaldo
Title: Director

Acknowledged and agreed to
as of the date first written above:

BORROWER:

SANOLITE CORPORATION

By:	/s/ William T. Nanovksy
Name: William T. Nanovksy
Title: Treasurer

SERVICE MICHIGAN, LLC

By:	/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer

SERVICE TAMPA, LLC

By:	/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer

SWISHER HYGIENE FRANCHISE CORP.

By:	/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer

SWISHER HYGIENE USA OPERATIONS, INC.

/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer

SWSH ARIZONA MFG., INC.

/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer

SWSH DALEY MFG., INC.

/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer

SWSH DALEY MFG., INC.

/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer

SWSH MOUNT HOOD MFG., INC.

/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer

SWISHER INTERNATIONAL, INC.

/s/ William T. Nanovsky
Name: William T. Nanovsky
Title: Treasurer